Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS

RECORD EARNINGS FOR THE THIRD QUARTER

AND THE FIRST NINE MONTHS OF 2014

Highlights:

•                  Record net earnings of $140.3 million, or $1.41 per diluted share, for third quarter

•                  Record net earnings of $345.3 million, or $3.45 per diluted share, for first nine months

•                  GAAP combined ratio of 80.1% for third quarter and 82.2% for first nine months

•                  Annualized return on equity of 14.4% for third quarter and 12.2% for first nine months

•                  Annualized operating return on equity(a) of 11.3% for third quarter and 10.9% for first nine months

•                  Gross written premium increased 8% to $730.8 million for third quarter and 5% to $2.3 billion for first nine months

•                  Book value per share increased 8% for first nine months to $39.64

HOUSTON (October 28, 2014) . . .

HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for its third quarter ended September 30, 2014.

Net earnings were $140.3 million, or $1.41 per diluted share, in the third quarter of 2014, compared to $98.2 million, or $0.98 per diluted share, in the same quarter of 2013.  Net earnings were $345.3 million, or $3.45 per diluted share, in the first nine months of 2014, versus $292.2 million, or $2.90 per diluted share, in the same period of 2013.

The Company’s combined ratio was 80.1% for the third quarter of 2014, compared to 83.5% for the same quarter of 2013.  The combined ratio was 82.2% for the first nine months of 2014, versus 84.1% for the same period of 2013.  The net paid loss ratio was 59.5% for the first nine months of 2014, compared to 52.6% for the same period of 2013.  HCC had net favorable loss development of $30.7 million in the first nine months of 2014, compared to $39.6 million in the same period of 2013.

“HCC is having another excellent year following its record performance in 2013, driven once again by outstanding underwriting performance.  In addition to the solid performance of our existing businesses, we are excited about HCC’s entry into the crop business in 2015 with the acquisition of ProAg.  With this acquisition, we continue to expand our portfolio of largely non-correlated Specialty businesses,” said Christopher J.B. Williams, HCC’s Chief Executive Officer.

The 2014 results included accident year pretax net catastrophe losses of $4.8 million and $14.3 million in the third quarter and first nine months, respectively, which reduced net earnings by $0.03 and $0.09 per share in the respective periods.  The 2013 results included pretax net catastrophe losses of $17.9 million and $44.5 million in the third quarter and first nine months, respectively, which reduced net earnings by $0.12 and $0.29 per share in the respective periods.

Gross written premium increased 8% to $730.8 million in the third quarter of 2014, compared to $678.9 million in the same quarter of 2013.  Net written premium increased 12% to $585.2 million in the third quarter of 2014, versus $521.7 million in the same quarter of 2013.  Net earned premium increased 5% to $586.9 million in the third quarter of 2014, compared to $556.7 million in the same quarter of 2013.

In the first nine months of 2014, compared to the same period of 2013, gross written premium increased 5% to $2.3 billion; net written premium increased 5% to $1.8 billion; and net earned premium increased 3% to $1.7 billion.

Investment income was $54.2 million in the third quarter of 2014, which was flat compared to the same quarter of 2013, and increased to $167.5 million in the first nine months of 2014, versus $165.6 million in the same period of 2013.  As of September 30, 2014, HCC’s fixed maturity securities portfolio had an average rating of AA, a duration of 4.8 years and an average long-term tax equivalent yield of 4.3%.

HCC generated cash flow from operations of $360.4 million in the first nine months of 2014, compared to $271.4 million in the same period of 2013.  The Company’s cash flow was decreased by U.S. Surety collateral repayments of $21.8 million in 2014 and $127.9 million in 2013.  At September 30, 2014, the Company had $321.7 million of cash and short-term investments and $374.1 million of available capacity under its $825.0 million revolving loan facility.

The Company purchased 3.0 million shares of its common stock during the first nine months of 2014 for $138.5 million at an average cost of $46.69 per share.

As of September 30, 2014, total assets were $10.8 billion, shareholders’ equity was $3.9 billion and the Company’s debt to total capital ratio was 16.1%.

For further information about HCC’s 2014 third quarter earnings results, see the supplemental financial schedules that are available in the Investor Relations section of the Company’s website at http://ir.hcc.com.

HCC will hold an open conference call beginning at 8:00 a.m. Central Daylight Time on Wednesday, October 29.  To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161.  There will also be a live webcast available on a listen-only basis that can be accessed through the Investor Relations section of the Company’s website at http://ir.hcc.com.  The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, January 30, 2015.

2

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading specialty insurer with offices in the United States, the United Kingdom, Spain and Ireland.  HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company, Inc., “AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” from Moody’s Investors Service, Inc.

For more information about HCC, please visit http://www.hcc.com.

a) Non-GAAP Financial Measure

Annualized operating return on equity is a non-GAAP financial measure under Regulation G and is calculated as net earnings excluding after-tax net realized investment gain/loss, other-than-temporary impairment credit losses, and foreign currency benefit/expense (collectively, operating earnings) divided by average shareholders’ equity excluding accumulated other comprehensive income.  See the supplemental financial schedules for a reconciliation of this non-GAAP financial measure to corresponding GAAP amounts.  Management believes annualized operating return on equity is a useful measure for understanding the Company’s profitability relative to shareholders’ equity before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

Contact:	Doug Busker, Director of Investor Relations
HCC Insurance Holdings, Inc.
Telephone: (713) 996-1192

Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

*     *     *     *     *

3

HCC Insurance Holdings, Inc. and Subsidiaries

Financial Highlights

(Unaudited, in thousands except per share data)

	Nine months ended		Three months ended
	September 30,		September 30,
	2014	2013	2014	2013

Gross written premium	$2,310,265	$2,208,561	$730,814	$678,913

Net written premium	1,822,390	1,729,952	585,194	521,734

Net earned premium	1,721,795	1,679,210	586,935	556,668

Net investment income	167,480	165,641	54,236	54,208

Total revenue	1,982,542	1,900,274	690,038	636,477

Net earnings	345,314	292,187	140,267	98,175

Operating earnings*	297,565	272,050	104,526	92,492

Earnings per share (diluted)	$3.45	$2.90	$1.41	$0.98

Weighted-average shares outstanding (diluted)	98,578	99,135	98,134	98,993

Net loss ratio	55.8%	59.1%	53.1%	57.6%

Expense ratio	26.4%	25.0%	27.0%	25.9%

Combined ratio	82.2%	84.1%	80.1%	83.5%

Paid loss ratio	59.5%	52.6%	59.7%	53.5%

	September 30,	December 31,
	2014	2013

Total investments	$7,113,602	$6,718,692

Total assets	10,817,975	10,344,520

Shareholders’ equity	3,890,665	3,674,430

Debt to total capital ratio	16.1%	15.1%

Book value per share	$39.64	$36.62

*       Non-GAAP financial measure under Regulation G.  See calculation on S - 9.  Management believes operating earnings is a useful measure for understanding the Company’s profitability before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited, in thousands)

	September 30,	December 31,
	2014	2013
ASSETS

Investments
Fixed maturity securities — available for sale, at fair value	$6,576,541	$6,022,473
Equity securities — available for sale, at fair value	286,194	517,466
Short-term investments	250,867	178,753

Total investments	7,113,602	6,718,692
Cash	70,817	58,301
Restricted cash and securities	131,516	125,777
Premium, claims and other receivables	650,751	580,107
Reinsurance recoverables	1,194,034	1,277,257
Ceded unearned premium	330,224	305,438
Ceded life and annuity benefits	50,114	56,491
Deferred policy acquisition costs	230,350	201,698
Goodwill	899,148	895,200
Other assets	147,419	125,559

Total assets	$10,817,975	$10,344,520

LIABILITIES

Loss and loss adjustment expense payable	$3,776,924	$3,902,132
Life and annuity policy benefits	50,114	56,491
Reinsurance, premium and claims payable	375,299	332,985
Unearned premium	1,263,307	1,134,849
Deferred ceding commissions	97,276	89,528
Notes payable	744,213	654,098
Accounts payable and accrued liabilities	620,177	500,007

Total liabilities	6,927,310	6,670,090

SHAREHOLDERS’ EQUITY

Common stock	126,371	125,577
Additional paid-in capital	1,103,774	1,073,105
Retained earnings	3,356,841	3,085,501
Accumulated other comprehensive income	170,632	118,651
Treasury stock	(866,953)	(728,404)

Total shareholders’ equity	3,890,665	3,674,430

Total liabilities and shareholders’ equity	$10,817,975	$10,344,520

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Earnings

(Unaudited, in thousands except per share data)

	Nine months ended		Three months ended
	September 30,		September 30,
	2014	2013	2014	2013

REVENUE

Net earned premium	$1,721,795	$1,679,210	$586,935	$556,668
Net investment income	167,480	165,641	54,236	54,208
Other operating income	28,732	24,308	9,483	7,679
Net realized investment gain	64,535	31,115	39,384	17,922

Total revenue	1,982,542	1,900,274	690,038	636,477

EXPENSE

Loss and loss adjustment expense, net	960,875	992,547	311,937	320,376
Policy acquisition costs, net	218,221	203,387	76,210	65,642
Other operating expense	285,299	268,357	90,344	103,785
Interest expense	20,874	19,656	6,890	6,574

Total expense	1,485,269	1,483,947	485,381	496,377

Earnings before income tax expense	497,273	416,327	204,657	140,100
Income tax expense	151,959	124,140	64,390	41,925

Net earnings	$345,314	$292,187	$140,267	$98,175

Net earnings attributable to unvested stock	(5,610)	(4,754)	(2,328)	(1,527)

Net earnings available to common stock	$339,704	$287,433	$137,939	$96,648

Basic earnings per share data:
Net earnings per share	$3.45	$2.91	$1.41	$0.98

Weighted-average shares outstanding	98,340	98,881	97,909	98,723

Diluted earnings per share data:
Net earnings per share	$3.45	$2.90	$1.41	$0.98

Weighted-average shares outstanding	98,578	99,135	98,134	98,993

Cash dividends declared, per share	$0.745	$0.555	$0.295	$0.225

HCC Insurance Holdings, Inc. and Subsidiaries

Gross Written Premium

(Unaudited, in thousands)

	Nine months ended September 30,			Three months ended September 30,
	2014	2013	Change	2014	2013	Change

U.S. Property & Casualty
Aviation	$109,566	$115,001	(5)%	$39,222	$39,819	(1)%
Liability	137,920	111,955	23	45,775	35,523	29
Sports & Entertainment	106,311	122,654	(13)	29,221	41,126	(29)
Public Risk	56,107	57,757	(3)	20,537	20,652	(1)
Other	114,778	127,142	(10)	32,640	39,001	(16)
	524,682	534,509	(2)	167,395	176,121	(5)

Professional Liability	371,402	371,184	—	125,472	124,791	1

Accident & Health
Medical Stop-loss	652,359	610,366	7	220,548	205,327	7
Other	93,987	42,416	122	39,322	16,985	132
	746,346	652,782	14	259,870	222,312	17
U.S. Surety & Credit
Surety	121,321	125,235	(3)	40,988	44,908	(9)
Credit	52,353	44,570	17	19,989	13,459	49
	173,674	169,805	2	60,977	58,367	4
International
Marine & Energy	142,149	143,849	(1)	23,547	18,191	29
Property Treaty	126,817	133,578	(5)	26,888	19,583	37
Surety & Credit	79,091	68,186	16	23,840	21,990	8
Liability	74,520	59,992	24	24,442	19,782	24
Other	71,204	63,719	12	18,623	16,585	12
	493,781	469,324	5	117,340	96,131	22

Exited Lines	380	10,957	nm	(240)	1,191	nm

Totals	$2,310,265	$2,208,561	5%	$730,814	$678,913	8%

nm - Not meaningful

HCC Insurance Holdings, Inc. and Subsidiaries

Net Written Premium

(Unaudited, in thousands)

	Nine months ended September 30,			Three months ended September 30,
	2014	2013	Change	2014	2013	Change

U.S. Property & Casualty
Aviation	$92,790	$91,540	1%	$34,140	$31,406	9%
Liability	102,139	81,677	25	38,029	26,422	44
Sports & Entertainment	18,808	23,415	(20)	5,094	9,252	(45)
Public Risk	33,262	47,110	(29)	14,483	17,230	(16)
Other	41,707	64,151	(35)	11,575	14,714	(21)
	288,706	307,893	(6)	103,321	99,024	4

Professional Liability	246,917	247,183	—	83,112	83,422	—

Accident & Health
Medical Stop-loss	647,765	609,693	6	218,669	205,089	7
Other	93,987	42,167	123	39,322	16,903	133
	741,752	651,860	14	257,991	221,992	16
U.S. Surety & Credit
Surety	109,476	111,746	(2)	37,764	39,600	(5)
Credit	42,941	36,230	19	16,595	10,248	62
	152,417	147,976	3	54,359	49,848	9
International
Marine & Energy	93,375	86,489	8	11,293	3,517	nm
Property Treaty	108,038	113,169	(5)	20,209	11,903	70
Surety & Credit	65,962	59,326	11	16,877	19,036	(11)
Liability	69,061	56,259	23	22,735	18,682	22
Other	55,680	48,825	14	15,435	13,104	18
	392,116	364,068	8	86,549	66,242	31

Exited Lines	482	10,972	nm	(138)	1,206	nm

Totals	$1,822,390	$1,729,952	5%	$585,194	$521,734	12%

nm - Not meaningful

HCC Insurance Holdings, Inc. and Subsidiaries

Net Earned Premium

(Unaudited, in thousands)

	Nine months ended September 30,			Three months ended September 30,
	2014	2013	Change	2014	2013	Change

U.S. Property & Casualty
Aviation	$81,919	$84,191	(3)%	$27,789	$27,905	—%
Liability	82,560	74,560	11	28,893	25,633	13
Sports & Entertainment	21,464	20,207	6	5,909	7,727	(24)
Public Risk	36,443	48,530	(25)	11,436	15,775	(28)
Other	49,332	49,159	—	12,103	14,644	(17)
	271,718	276,647	(2)	86,130	91,684	(6)

Professional Liability	261,457	277,662	(6)	87,880	92,439	(5)

Accident & Health
Medical Stop-loss	647,824	609,693	6	218,700	205,089	7
Other	75,227	48,302	56	31,870	17,959	77
	723,051	657,995	10	250,570	223,048	12
U.S. Surety & Credit
Surety	108,784	109,370	(1)	37,061	36,645	1
Credit	39,712	35,303	12	14,301	10,797	32
	148,496	144,673	3	51,362	47,442	8
International
Marine & Energy	72,280	74,978	(4)	28,730	22,686	27
Property Treaty	76,369	85,067	(10)	24,956	26,569	(6)
Surety & Credit	57,359	54,186	6	17,220	18,120	(5)
Liability	63,564	54,671	16	23,199	19,088	22
Other	47,019	42,359	11	17,026	14,386	18
	316,591	311,261	2	111,131	100,849	10

Exited Lines	482	10,972	nm	(138)	1,206	nm

Totals	$1,721,795	$1,679,210	3%	$586,935	$556,668	5%

nm - Not meaningful

HCC Insurance Holdings, Inc. and Subsidiaries

Net Investment Income and Unrealized Gain

(Unaudited, in thousands)

	Nine months ended		Three months ended
	September 30,		September 30,
	2014	2013	2014	2013

Sources of net investment income:

Fixed maturity securities
Taxable	$72,068	$75,407	$24,789	$24,385
Exempt from U.S. income taxes	85,602	85,063	28,427	28,988
Total fixed maturity securities	157,670	160,470	53,216	53,373
Equity securities	14,231	10,758	2,088	2,950
Other	1,232	472	504	73
Total investment income	173,133	171,700	55,808	56,396
Investment expense	(5,653)	(6,059)	(1,572)	(2,188)

Net investment income	$167,480	$165,641	$54,236	$54,208

Unrealized gain on available for sale securities:

Increase (decrease) in unrealized gain for period, before tax	$88,954	$(263,596)	$(65,720)	$(2,974)

Unrealized gain at:

September 30, 2014	$243,018

June 30, 2014	$308,738

March 31, 2014	$219,898

December 31, 2013	$154,064

HCC Insurance Holdings, Inc. and Subsidiaries

Underwriting Ratios

(Unaudited)

	Nine months ended		Three months ended
	September 30,		September 30,
	2014	2013	2014	2013
U.S. Property & Casualty
Aviation	53.7%	52.7%	39.6%	31.8%
Liability	37.6	51.7	(3.7)	28.9
Sports & Entertainment	57.1	61.1	77.4	60.2
Public Risk	49.4	73.2	29.6	66.0
Other	2.3	(19.8)	(39.9)	(120.7)
Loss Ratio	39.2	43.8	15.2	14.9
Expense Ratio	30.3	29.0	31.5	33.2
Combined Ratio	69.5%	72.8%	46.7%	48.1%

Professional Liability
Loss Ratio	59.0%	51.1%	57.9%	32.6%
Expense Ratio	18.9	16.8	17.0	11.8
Combined Ratio	77.9%	67.9%	74.9%	44.4%

Accident & Health
Medical Stop-loss	74.9%	75.2%	74.9%	75.2%
Other	46.0	52.5	45.4	50.0
Loss Ratio	71.8	73.5	71.1	73.1
Expense Ratio	15.7	14.7	16.1	15.0
Combined Ratio	87.5%	88.2%	87.2%	88.1%

U.S. Surety & Credit
Surety	24.9%	21.5%	25.0%	24.9%
Credit	40.3	24.8	37.1	40.1
Loss Ratio	29.0	22.3	28.3	28.3
Expense Ratio	54.7	55.0	55.0	55.4
Combined Ratio	83.7%	77.3%	83.3%	83.7%

International
Marine & Energy	40.4%	36.5%	26.3%	9.9%
Property Treaty	8.4	54.6	(15.9)	62.3
Surety & Credit	114.0	189.4	273.3	441.0
Liability	32.8	29.2	4.1	(8.5)
Other	44.6	27.7	52.0	14.9
Loss Ratio	45.1	65.6	54.4	98.4
Expense Ratio	40.1	36.5	43.0	41.9
Combined Ratio	85.2%	102.1%	97.4%	140.3%

Consolidated
Loss Ratio	55.8%	59.1%	53.1%	57.6%
Expense Ratio	26.4	25.0	27.0	25.9
Combined Ratio	82.2%	84.1%	80.1%	83.5%

HCC Insurance Holdings, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP

(Unaudited, in thousands)

	Nine months ended		Three months ended
	September 30,		September 30,
	2014	2013	2014	2013

Numerator:

GAAP net earnings	$345,314	$292,187	$140,267	$98,175

Exclude:
Net realized investment gain*	41,948	20,225	25,600	11,650
Foreign currency benefit (expense)*	5,801	(88)	10,141	(5,967)
Total items excluded from operating earnings	47,749	20,137	35,741	5,683

Operating earnings	$297,565	$272,050	$104,526	$92,492

Denominator:

GAAP equity - beginning of period	$3,674,430	$3,542,612	$3,914,055	$3,505,383

Exclude - Accumulated other comprehensive income	118,651	295,271	220,422	126,119

Beginning equity, as adjusted	$3,555,779	$3,247,341	$3,693,633	$3,379,264

GAAP equity - end of period	$3,890,665	$3,588,079	$3,890,665	$3,588,079

Exclude - Accumulated other comprehensive income	170,632	130,002	170,632	130,002

Ending equity, as adjusted	$3,720,033	$3,458,077	$3,720,033	$3,458,077

Average equity, as adjusted	$3,637,906	$3,352,709	$3,706,833	$3,418,671

Annualized operating return on equity	10.9%	10.8%	11.3%	10.8%

* Net of tax, calculated using 35% statutory tax rate.